LETTER  TO  OUR  SHAREHOLDERS

Dear  Shareholder:

     We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

     I REMIND OUR SHAREHOLDERS THAT OUR ACCOUNTING PROCEDURES, RELIABILITY AND CONSERVATISM CRITERION FOR COMPANIES WE INVEST IN HAS ALWAYS BEEN DESCRIBED AS OUR FIRST AND MOST IMPORTANT REQUIREMENT. AT THIS TIME, I BELIEVE THAT YOU NOW KNOW WHY THIS IS THE CASE.

2002  SECOND  QUARTER  RESULTS

In the turbulent and difficult second quarter of 2002, our portfolio companies rose to the challenge as our net asset value (NAV) grew more than 1% from $4.46 to $4.53. According to Morningstar, this ranks Z-Seven in the highest 3% in our category for the quarter, ahead of 97% of the others.

2002  SIX-MONTH  RESULTS

     In the six months ended June 30, 2002, our NAV advanced 6% from $4.27 to $4.53. According to Morningstar this ranks Z-Seven in the top 4% of the funds in our category, better than 96% of all others, and contrasts with a decline of 14% for the S&P 500 and a drop of 25% for the NASDAQ Composite.

     Most of our investments are in superbly managed companies which continue to demonstrate their quality by reporting considerably better earnings, in a reliable and conservative manner, than most other companies.


OUTLOOK

     It is my opinion that the worst for the stock market may not be over yet. Early in February 2002, I found it necessary to protect our portfolio from further anticipated declines in the stock market. Market indicators have recently shown that downside risks are now reduced, albeit probably only temporarily. We will continue to monitor the current situation, and will not hesitate to reinforce existing measures to protect the portfolio, as we have periodically over recent volatile times when market conditions deteriorate. While we will also be eagerly searching for new investment opportunities, very few quality growth companies bucking the economic trend are currently trading at attractive prices. We recently added to one of our long-term holdings which is still at a bargain price, despite nearly doubling in price since we first purchased it about 3-1/2 years ago. Furthermore, we added a new investment during the first half of the year and, just afterwards, added a second new holding. A combination of continued earnings growth of certain other exceptionally well-managed companies, along with lower stock prices, could potentially reduce P/E ratios and allow us to make an abundance of investments which offer growth, quality, and value.

Sincerely,


/s/  Barry  Ziskin
Barry  Ziskin                                                    August 12, 2002

GENERAL  INFORMATION


THE  FUND

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq SmallCap Market and on the Pacific Exchange. Its investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

SHARE  REPURCHASES

Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.

FORWARD  LOOKING  STATEMENTS

     When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties.

     Management of the Fund cautions readers not to place undue reliance on any such Forward Looking Statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information. Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any Forward Looking Statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at June 30, 2002  (Unaudited)


----------------------------------------------------------------------------
Investment Securities (a)                              Shares       Value
----------------------------------------------------------------------------
Common Stocks
----------------------------------------------------------------------------

BUILDING & MATERIALS  -  7.5%
 Barratt Developments PLC                                69,100   $  444,320
 Hughes Supply, Inc.                                      4,500      202,050
                                                                  ----------
                                                                     646,370
                                                                  ----------
COMPUTER SALES & SERVICES  -  1.8%
 Insight Enterprises, Inc. (b)                            6,080      153,155
                                                                  ----------
                                                                     153,155
                                                                  ----------
CONFECTION  -  1.5%
 Lindt & Sprungli AG                                        230      132,179
                                                                  ----------
                                                                     132,179
                                                                  ----------
ELECTRONIC COMPONENTS  -  7.1%
 Roxboro Group PLC                                      162,700      614,746
                                                                  ----------
                                                                     614,746
                                                                  ----------
HEALTH & FITNESS PRODUCTS  -  11.7%
 National Dentex Corporation (b)                          8,100      195,534
 Novartis AG                                              3,960      175,029
 Nautilus Group, Inc.                                    13,600      416,160
 United Guardian, Inc.                                   40,400      217,352
                                                                  ----------
                                                                   1,004,075
                                                                  ----------
HEALTH SERVICES  -  6.1%
 U.S. Physical Therapy, Inc. (b)                         25,950      527,045
                                                                  ----------
                                                                     527,045
                                                                  ----------
INFORMATION & RESEARCH SERVICES  -  3%
 Factset Research, Inc.                                   3,700      110,149
 Forrester Research (b)                                   7,600      147,432
                                                                  ----------
                                                                     257,581
                                                                  ----------
INSURANCE BROKERS  -  10.2%
 Jardine Lloyd Thompson Group PLC                        91,600      881,036
                                                                  ----------
                                                                     881,036
                                                                  ----------
INVESTMENT MANAGERS  -  8.5%
 Brewin Dolphin PLC                                      89,500      106,317
 Rathbone Brothers PLC                                   58,000      624,538
                                                                  ----------
                                                                     730,855
                                                                  ----------
MANUFACTURING - AUTO & INDUSTRIAL -  6.2%
 Strattec Security Corporation (b)                        3,500      193,620
 VT Holding A/S (Cl B)                                    9,965      339,923
                                                                  ----------
                                                                     533,543
                                                                  ----------
RETAIL  -  2.2%
 The Men's Wearhouse, Inc. (b)                            6,300      160,650
 Westfair Foods                                             360       24,664
                                                                  ----------
                                                                     185,314
                                                                  ----------

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at June 30, 2002 Continued  (Unaudited)


----------------------------------------------------------------------------
Investment Securities (a)                              Shares       Value
----------------------------------------------------------------------------
Common Stocks
----------------------------------------------------------------------------

OTHER  -  0.7%
 Abbeycrest PLC                                          10,000       15,098
 Ballantyne of Omaha, Inc. (b)                           50,505       41,414
                                                                  ----------
                                                                      56,512
                                                                  ----------
MISCELLANEOUS  -  0.8%
                                                                  ----------
                                                          3,100       72,075
----------------------------------------------------------------------------
TOTAL COMMON STOCKS  -  67.3%
    (Cost $4,830,496)                                             $5,794,486
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Options                                              Contracts
----------------------------------------------------------------------------
 Nasdaq Mini 100 Index Puts                                 238      823,480
 S & P 500 Puts                                               4       64,000
                                                                  ----------
TOTAL OPTIONS  -  10.3%
                                                                  ----------
     Total  (Cost $803,360)                                          887,480
----------------------------------------------------------------------------
Short-Term Investments                                 Eff. Rate
----------------------------------------------------------------------------
 U.S. TREASURY BILLS  -  16.2%
 Par $1,400,000, matures 10/10/02                         1.986%   1,392,388
    (Cost $1,392,388)
============================================================================
TOTAL INVESTMENT IN SECURITIES -  93.8%
    (Cost $7,026,244)                                             $8,074,354
----------------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
    LESS LIABILITIES  -  6.2%                                        529,153
----------------------------------------------------------------------------
NET ASSETS  -  100.0%
    (Equivalent to $4.53 per share based
    on 1,897,592 shares of capital stock
    outstanding)                                                  $8,603,507
============================================================================
(a)  Percentages are based on net assets of $ 8,603,507.
(b)  Non-income producing investment.

----------------------------------------------------------------------------
COMMON  STOCKS  BY  COUNTRY
----------------------------------------------------------------------------
Percent     Country                                                    Value
----------------------------------------------------------------------------
46.4 %      United Kingdom                                     $   2,686,055
42          United States                                          2,436,636
5.9         Denmark                                                  339,923
5.3         Switzerland                                              307,208
0.4         Canada                                                    24,664
----------------------------------------------------------------------------
100.0%                                                         $   5,794,486
----------------------------------------------------------------------------

Z-Seven  Fund,  Inc.
STATEMENT  OF  ASSETS  AND  LIABILITIES
at June 30, 2002  (Unaudited)


ASSETS

Investments in securities, at value

 (identified cost $7,026,244)              $  8,074,354
Cash                                            761,870
Receivables
 Dividends and interest                           7,469
 Securities sold                                 33,532
Other assets                                      4,327
                                           -------------
Total assets                                  8,881,552
                                           -------------

LIABILITIES

Payables
   Due to investment adviser                     27,120
   Foreign exchange - contract                  218,784
   Accrued expenses and accounts payable         32,141
                                           -------------
Total liabilities                               278,045
                                           -------------
NET ASSETS                                 $  8,603,507
                                           =============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                   $  3,268,858
Additional paid-in capital                   21,027,503
Treasury stock, 1,371,266, at cost          (10,703,009)
                                           -------------
                                             13,593,352
Accumulated net realized loss on
 investments, options and currency
 transactions                                (5,652,838)
Net unrealized appreciation on
 investments, options and currency
 translations                                   829,326
Accumulated net investment loss                (166,333)
                                           -------------
NET ASSETS (EQUIVALENT TO $4.53 PER
 SHARE BASED ON 1,897,592 SHARES OF
 CAPITAL STOCK OUTSTANDING)                $  8,603,507
                                           =============


   See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
STATEMENT  OF  OPERATIONS
Six-month Period Ended June 30, 2002  (Unaudited)


INVESTMENT INCOME
Dividends, net of non-reclaimable
 foreign taxes of  $7,134                  $     59,133
Interest                                         15,669
                                           -------------
Total investment income                          74,802
                                           -------------
EXPENSES
Investment advisory base fee                     52,996
Performance penalty                             (24,379)
Compensation and benefits                        35,861
Transfer agent fees                               5,410
Professional fees                                25,736
Custodian fees                                    8,145
Printing and postage                              5,611
Office expenses                                  30,366
Insurance expense                                   181
Directors' fees and expenses                      9,955
Dues and filing fees                             14,761
Shareholder relations & communications            3,000
Rent expense                                      9,955
                                           -------------
Total expenses                                  177,598
Expenses reduced through offset
 Arrangements                                    (7,053)
                                           -------------
Net expenses                                    170,545
                                           -------------
Net investment loss                             (95,743)
                                           -------------
REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain on investments,
  options and currency transactions             725,962
Change in unrealized depreciation of
 investments, options and currency
   translations                                (129,405)
                                           -------------
Net gain on investments, options,
 and currency transactions                      596,557
                                           -------------
Net increase in net assets
 from operations                           $    500,814
                                           =============


     See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
STATEMENT  OF  CHANGES  IN  NET  ASSETS
June 30, 2002  (Unaudited)


                                  2002          2001
                               -----------  ------------
NET ASSETS,
Beginning of Period            $8,354,243   $13,880,553
                               -----------  ------------

OPERATIONS
Net investment loss               (95,743)      (71,063)
Net realized gain (loss) on
 investments, options and
 currency transactions            725,962    (4,110,170)
Change in unrealized
 depreciation of invest-
 -ments, options and
 currency translations           (129,405)     (548,122)
                               -----------  ------------
Net increase (decrease) in
 net assets from operations       500,814    (4,729,355)
                               -----------  ------------
DIVIDENDS AND DISTRIBUTIONS
From net investment income              0       (82,620)
From net realized gain on
 investments, options and
 currency transactions                  0      (421,169)
                               -----------  ------------
Decrease in net assets from
 dividends and distributions            0      (503,789)
                               -----------  ------------

SHARE TRANSACTIONS
Treasury stock repurchases       (251,550)     (334,859)
Reinvested dividends and
 distributions                          0        41,693
                               -----------  ------------
Decrease in net assets from
 share transactions              (251,550)     (293,166)
                               -----------  ------------

Net increase (decrease) in
 net assets                       249,264    (5,526,310)
                               -----------  ------------

NET ASSETS,
End of Period [including
 undistributed net investment
 income (accumulated
 loss) of ($166,333) and
 ($70,590) respectively]       $8,603,507   $ 8,354,243
                               ===========  ============

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. Subsequent to December 31, 2001, the Fund began to value options at the closing bid, regardless of whether or not a last sale did occur that day. If no quotations are available, or if a significant event occurs which will affect the value of a portfolio security after a foreign market has closed, but before the Fund's net asset value is calculated, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


differences,  and differing characterizations of distributions made by the Fund.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  TREASURY  STOCK  TRANSACTIONS

     From January 1, 2001 through June 30, 2002, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                          Average
     Period         Number of    Cost     Discount
                     Shares              Per Share
------------------  ---------  --------  ---------

First Half of 2002     60,000  $251,550  $    0.13
Year of 2001           56,700  $334,859  $    0.12

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On October 26, 2001 distributions of $41,693 were reinvested into 9,857 additional shares of the Fund at a net asset value of $4.23 per share.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At June 30, 2002, pursuant to filings with the SEC, Agape owned 20% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


NOTE  3  -  PURCHASES  AND  SALES  OF  SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the six months ended June 30, 2002, were:

           Common Stocks   Treasury Bills
           --------------  --------------
Purchases  $      510,118  $    3,367,917
Sales      $    1,784,961  $    3,235,400

NOTE  4  -  FOREIGN  CURRENCY  CONTRACTS

     At June 30, 2002, the Fund had the following open forward currency contracts:

Settlement   Currency to      Currency to       Unrealized
   Date        Receive         Deliver         Depreciation
-----------  ------------  ------------------  -------------
                               1,667,063
    8/21/02  $  2,403,738    British Pounds    $     144,035

                               888,326
   11/21/02       526,576    Swiss Francs             74,749
             ------------                      -------------
             $  2,930,314                      $     218,784

--------------------------------------------------------------------------------

NOTE  5  -  OPTIONS  TRANSACTIONS

     The Fund may from time to time sell and purchase put and call options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the put and call options sold or purchased by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the six-month period ended June 30, 2002 were $4,174,430 and $3,754,944, respectively.

NOTE  6  -  LEASE  COMMITMENTS

     The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004. Minimum lease payments due are as outlined in the following table:

July 1 - December 31, 2002         $13,192
Year ended December 31, 2003        26,765
Period ended June 30, 2004          13,383
                                   -------
     Total minimum lease payments  $53,340
                                   =======

     Rent  expense for the six-month period ended June 30, 2002 was $9,955.  See
Note  12.

NOTE  7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the six-month period ended June 30, 2002, the base management fees aggregated $52,996.

     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under performance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500") as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the six-month period ended June 30, 2002, the performance penalty aggregated $24,379.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year six months ended June 30, 2002, an expense reimbursement was not required.

NOTE  8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

     On September 13, 2001, the Board of Directors declared a remainder distribution of $503,789, approximately $0.26 per share. This represented undistributed net investment income for 2000 of $82,620 and undistributed long-term capital gains of $421,169. These distributions were paid on October 26, 2001, to shareholders of record on October 11, 2001.

NOTE  9  -  FEDERAL  INCOME  TAX  INFORMATION

     The Fund generated a net capital loss carryforward of $5,464,745 during the year ended December 31, 2001, which is scheduled to expire on December 31, 2009. The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carryforward has been fully utilized or expires. For tax purposes, the Fund had current year deferred post October capital loss of $962,041. The loss will be realized for tax purposes on the first day of the succeeding year.


NOTE  10  -  RELATED  PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members are paid $1,000 ($1,500 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attends. The maximum amount the Fund will pay per year to each member for Audit committee meetings is $3,300 ($4,500 for the Chairperson).

Z-Seven  Fund,  Inc.
NOTES  TO  FINANCIAL  STATEMENTS
June  30,  2002  (Unaudited)


     At June 30, 2002, Barry Ziskin, an officer and director of the Fund, owned 585,897 shares of the Fund's capital stock, which represents 31% of the total Fund shares. He is also an officer and director of the Adviser.

NOTE  11  -  EXPENSE  OFFSET  ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the period ended June 30, 2002, the Adviser applied $7,053 of these soft dollar credits towards the payment of operating expenses of the Fund.

NOTE  12  -  EXPENSE  ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

--------------------------------------------------------------------------------
     For the years ended December 31, 1995 through 2001, KPMG LLP ("KPMG") served as independent auditor for the Z-Seven Fund, Inc. (the "Fund"). On March 27, 2002 KPMG resigned as independent auditors for the Fund, and on July 29, 2002, the Fund's Board of Directors selected Tait, Weller & Baker as independent auditors for the Fund for the year ended December 31, 2002. KPMG's resignation and the Board's selection of Tait, Weller & Baker did not result from any dispute between the Fund and KPMG, and KPMG's reports for the last two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the last two years and through the date of this filing there were no disagreements between the Fund and KPMG as to any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

Z-Seven  Fund,  Inc.
FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the periods. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997.

                                                                 June 30,                  December 31,
For the periods ended                                             2002     2001      2000      1999      1998      1997
                                                              (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 4.27   $ 6.92   $  7.57   $  7.80   $  7.55   $  8.20
                                                                 -------  -------  --------  --------  --------  --------
Net investment income (loss)                                      (0.05)   (0.04)     0.05      0.10       -0-      0.11
Net realized and unrealized gains (losses) on investments
  and currency transactions before income taxes                    0.31    (2.35)    (0.62)    (0.28)     0.55      1.05
                                                                 -------  -------  --------  --------  --------  --------
Total increase (decrease) from investment operations               0.26    (2.39)    (0.57)    (0.18)     0.55      1.16
Distributions to shareholders from net investment income            -0-    (0.04)    (0.11)      -0-     (0.06)    (0.05)
Distributions to shareholders from net capital gains                -0-    (0.22)      -0-     (0.05)    (0.12)    (1.38)
Income taxes on capital gains paid on behalf of shareholders        -0-      -0-       -0-       -0-     (0.12)    (0.45)
Impact of treasury stock repurchases                                -0-      -0-      0.03       -0-       -0-       -0-
Capital contribution                                                -0-      -0-       -0-       -0-       -0-      0.07
                                                                 -------  -------  --------  --------  --------  --------
Net increase (decrease) in net asset value                         0.26    (2.65)    (0.65)    (0.23)    (0.30)    (0.65)
                                                                 -------  -------  --------  --------  --------  --------
Net asset value, end of period                                   $ 4.53   $ 4.27   $  6.92   $  7.57   $  7.80   $  7.55
                                                                 =======  =======  ========  ========  ========  ========
Per share market value, end of period                            $ 4.30   $ 4.19   $  7.25   $  7.69   $  8.00   $ 11.00
Total investment return (a)                                        2.6%(b) (38.7%)   (4.2%)    (3.2%)   (24.5%)  34.0%(e)
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before performance bonus/penalty to average
 net assets                                                        4.8%(d)   4.0%     3.4%      3.2%      3.8%      3.0%
Ratio of total expenses (credits) to average net assets (c)        4.2%(d)   2.8%     3.1%      0.5%      1.5%      1.0%
Ratio of net investment income (loss) to average net assets (c)  (2.4%)(d)  (0.7%)    0.4%      1.2%    (0.2%)      1.1%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            8.7%(b)  74.6%     0.0%     14.9%     73.1%    111.3%
-------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period (in 000's)          1,896    1,958     2,004     2,322     2,545     2,671
Net assets, end of period (in 000's)                              8,604    8,354    13,881    17,569    19,855    20,161
-------------------------------------------------------------------------------------------------------------------------

(a)  Based  on  market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset  value  or  closing  market price  on  the  distribution  date.
(b)  Not  annualized.
(c)  Ratios  reflect  expenses  gross  of  expense-offset  arrangements.
(d)  Annualized.
(e)  Total  investment  return  without the capital contribution would have been 33.2%.

Z-SEVEN  FUND  PRIVACY  NOTICE

Under a new Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you to any other party, and to maintain strict security over personal information about you in our possession. We describe these policies in further detail below.


We  collect nonpublic personal information about you from the following sources:

- Information we receive from you on account applications, information forms, and other shareholder interactions;

-    Information about your transactions with us, our affiliates, or others; and

-    Information  we  may  receive  from  a  consumer  reporting  agency.


We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                   BOARD  OF  DIRECTORS

                   Lydia  Moore
                   Dr.  Jeffrey  Shuster
                   Jeffrey  Snow
                   Rochelle  Ziskin
                   Barry  Ziskin

                   INVESTMENT  ADVISER

                   TOP  Fund  Management,  Inc.

                   OFFICER

                   Barry  Ziskin
                   President  and  Treasurer

                   CUSTODIAN

                   Investors Bank & Trust  Company

                   TRANSFER  AGENT

                   Wells Fargo Bank Minnesota,  N.A.
                   Shareowner  Services

                   INDEPENDENT  AUDITORS

                   Tait,  Welller  &  Baker

                   GENERAL  COUNSEL

                   Kilpatrick  Stockton  LLP

                   STOCK  LISTINGS

                   NASDAQ
                   Symbol:  ZSEV
                   Pacific  Exchange
                   Symbol:  ZSE

                   CORPORATE  OFFICE

                   1819  South  Dobson  Road
                   Suite  109
                   Mesa,  AZ  85202
                   (480)  897-6214
                   Fax  (480)  345-9227
                   Zseven@aol.com